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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in Form S-8 No. 333-38127 and Form S-8 No.57940 of Century Bancshares, Inc. of our report, dated February 16 2001, included herein, relating to the consolidated financial statements of GrandBanc, Inc. as of December 31, 2000 and 1999 and each of the years in the three year period ended December 31, 2000.



                                      /s/ Stegman & Company


Baltimore, Maryland
September 13, 2001




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